UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2015

 XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York	10573
(Address of principal executive offices)	(Zip Code)
(914) 323-5700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

In 2014, Xylem Inc. (the “Company”) began implementing an organizational redesign to integrate its commercial teams within geographical regions.  The integration of our commercial teams creates a cross Xylem sales and marketing organization shifting from a dedicated product line organizational structure. This sales structure is largely in place in the Company’s European, Middle East, Africa and Asia regions and to a lesser extent in our other regions.  While this organizational redesign did not change the Company’s reportable segments, it had implications on how the Company manages the business, the most significant of which was the shift of certain responsibilities, namely customer and market related activities, into the regional selling organizations. These changes and the related measurement system were effective in the fourth quarter 2014 and as a result, the Company will report its financial performance based on the new organizational design.  Segment orders, revenue and operating income will be slightly reallocated between the Company’s two reportable segments, Applied Water and Water Infrastructure.

For information purposes and to provide investors with historical information on a basis consistent with its new reporting structure, the Company has recast certain historical amounts between the Company’s two reportable segments. This change has no impact on the Company’s historical consolidated financial position or results of operations.  The recast financial information does not represent a restatement of previously issued financial statements.

Attached as Exhibit 99.1 are schedules containing financial information which has been recast to reflect historical orders, revenue and operating income for each of the Company’s operating segments for the first, second and third quarters of 2014, the first, second, third and fourth quarters of 2013, the nine months ended September 30, 2014 and the years ended December 31, 2013 and 2012.

The information contained in Exhibit 99.1 should be read in conjunction with the Company’s Annual Reports on Form 10-K for the years ended 2013 and 2012 and Quarterly Reports on Form 10-Q filed in 2014 and 2013.

The information furnished pursuant to this Item 8.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Recast segment information of Xylem Inc. (furnished pursuant to Item 8.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: February 4, 2015	By:	/s/ Michael T. Speetzen
Michael T. Speetzen
Senior Vice President and Chief Financial Officer (Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Recast segment information of Xylem Inc. (furnished pursuant to Item 8.01)